United States
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest Event Reported)        March 19, 2004




                           NORTHERN EMPIRE BANCSHARES
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


CALIFORNIA                             2-91196              94-2830529
----------------------------           ----------          -------------
(State or other jurisdiction          (Commission         (IRS Employer
of incorporation)                     File Number)    Identification No.)




              801 Fourth Street, Santa Rosa, California   95404
          -----------------------------------------------------
         (Address of principal executive offices)  (Zip code)


    Registrant's telephone number, including area code   (707) 579-2265


          ----------------------------------------------------------
          Former Name or former address, if changed since last report





















ITEM 5.          Other Events

                 On March 16, 2004, the Board of Directors of the
Corporation declared a 5% stock dividend to shareholders of record on May 3, 2004 payable on May 31, 2004.

                 Sonoma National Bank is pleased to announce the appointment of two new Bank Directors, Michael Wright and Kevin Carinalli.



ITEM 7.          Financial Statements and Exhibits

                (c)Exhibit 99 Press Release dated March 19, 2004



                                       Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTHERN EMPIRE BANCSHARES
                                     /s/ Deborah A. Meekins
Date:  March 19, 2004                -----------------------------
                                     Deborah A. Meekins
                                     President  & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.          Subject Matter

99                   Press Release dated March 19, 2004